Exhibit 32.1

FORM OF SECTION 906 CERTIFICATION

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

In connection with the quarterly report of Seminis, Inc. (the “Company”) on Form 10-Q for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alfonso Romo Garza, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Sections 1350(a) and (b), as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2005

/s/ Alfonso Romo Garza
Alfonso Romo Garza Chief Executive Officer